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                                                                   Exhibit 10(h)



               THE LESCO, INC. 2000 BROAD BASED STOCK OPTION PLAN

SECTION 1. PURPOSE.

      The purpose of the LESCO, Inc. 2000 Broad Based Stock Option Plan ("Plan") is to aid LESCO, Inc. (collectively with its subsidiaries, unless the context otherwise requires, the "Company") in providing individuals with a long-term incentive to exert their efforts toward the achievement of increased growth and profitability in the operations of the Company and to align their interests with those of the Company's shareholders.

SECTION 2. DEFINITIONS.

      As used in the Plan, the following terms have the meanings set forth below:

"Board" means the Board of Directors of the Company.

"Change in Control" has the meaning provided in Section 7.

"Company" has the meaning provided in Section 1.

"Director" means a member of the Board.

"Employee" means any employee of the Company or of any Subsidiary.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Fair Market Value" means (i) the mean between the highest and lowest selling prices reported by the consolidated stock exchange network for the Shares on the Grant Date, (ii) if there are no sales of Shares reported by the consolidated stock exchange network on the Grant Date, the mean between the highest and lowest reported selling prices on the consolidated stock exchange network on the nearest trading date before such date and on which there were such sales. If the Shares are not traded on a national securities exchange and high and low selling prices are reported on NASDAQ, then the term "Fair Market Value" means (i) the mean between highest and lowest selling prices reported on NASDAQ on the Grant Date; or
      (ii) if there are no sales of Shares reported by NASDAQ for such date, the mean between the highest and lowest reported selling prices on NASDAQ on the nearest trading date before such date on which there were such sales. If the Shares are not traded on a national securities exchange or otherwise in a manner resulting in reporting of high and low selling prices on NASDAQ, the term "Fair Market Value" means the mean between the bid and asked prices of the Shares as reported by such sources as will be, in the judgment of the Committee, appropriate evidence of such prices, as of the close of business on the Grant Date or if there are no sales on such date on the nearest trading date before such date on which there were such sales. If there is no trading in the Shares at any time then the term "Fair Market Value" means the value per Share as determined by the Committee upon consideration of such financial, market, or other relevant data as the Committee may deem necessary and appropriate.

"Grant Date" means the date on which the Board approves the grant of an Option.

"Option" means an option to purchase Shares granted hereunder.

"Option Price" means the purchase price of each Share under an Option.
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"Participant" means an Employee who is selected by the Committee to receive an
Award under the Plan.

"Stock" or "Shares" means the Company's common shares, without par value.

"Stock Option Agreement" means an agreement evidencing an Option granted pursuant to the Plan.

"Subsidiary" means a corporation, which is at least 80% owned, directly or indirectly, by the Company.

"Voting Stock" means the then-outstanding securities of the Company entitled to vote generally in the election of directors of the Company.

SECTION 3. ADMINISTRATION.

      The Plan will be administered by the Compensation and Governance Committee. The Committee is responsible for the interpretation and construction of all provisions of this Plan consistent with law and may establish, amend and rescind general and special rules and regulations consistent therewith for administration of the Plan; it has the authority to construe and interpret, as well as prescribe the terms and provisions of all Stock Option Agreements entered into hereunder and make all other determinations deemed necessary or advisable for the administration of this Plan, and has such other authority as the Board may from time to time deem necessary or desirable.

SECTION 4. SHARES SUBJECT TO THE PLAN.

      (a) Subject to adjustment as provided in the Plan, the total number of Shares available under the Plan is 250,000 Shares. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. If any Shares subject to an Option granted hereunder are forfeited, cancelled, or if an Option terminates, expires or is satisfied in whole or in part without the issuance of Shares, the Shares subject to that Option, to the extent of any such forfeiture, cancellation, termination, expiration or satisfaction, will again be available for grant under the Plan.

      (b) The number of Shares which remain available for grant pursuant to this Plan, together with Shares subject to outstanding Options, at the time of any change in the capitalization of the Company, including stock splits, stock dividends, mergers, reorganizations, consolidations, recapitalizations, or other changes in corporate structure, and occurring after the adoption of this Plan, will be appropriately and proportionately adjusted to reflect such change in capitalization.

      (c) The Committee will maintain records showing the cumulative total of all Shares awarded under this Plan.

SECTION 5. ELIGIBILITY. Any employee of the Company (other than an officer of the Company) who, in the judgment of the Committee, occupies a position in which his or her efforts contribute to the profits or growth of the Company or any of its Subsidiary corporations, is eligible to be selected as a Participant.

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SECTION 6.  GRANTS OF STOCK OPTIONS.

      Any Option granted to a Participant under the Plan will be evidenced by a Stock Option Agreement which will be duly executed by and on behalf of the Company and delivered to the Participant. Options will be subject to the following terms and conditions and to any additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee deems appropriate.

      (a) Option Price. The purchase price per Share under an Option will be the Fair Market Value on the Grant Date of the Option. Payment of the Option Price may be made in cash, Shares, or a combination of cash and Shares.

      (b) Option Period. The term of each Option will be ten years from the Grant Date.

      (c) Exercise of Options.

            (1) By a Participant During Continuous Service or Employment. Options will be exercised only if at all times during the period beginning on the Award Date on which such Option was granted and ending on the day three months before the date of exercise (but in no event later than the end of the ten-year term of such Option), the Participant was an Employee of (a) the Company; (b) a Subsidiary; or (c) a corporation (or its parent or subsidiary) issuing or assuming a Stock Option in a transaction (i) to which Code Section 424(a) applies, and (ii) to which the Company (or its Subsidiary) is also a party. In the case of a Participant who is terminated by reason of retirement (as defined by the Committees) or disability (within the meaning of Section 150(d)(4) of the Code) the three-month period set forth in the preceding sentence will be extended to one year. Such Options may be exercised only as to the number of Shares for which it could have been exercised on the date the Employee or former Employee ceased employment (other than by reason of death) or for such greater number of Shares subject to such Option as to which the Committee may authorize an acceleration of vesting for such Option.

            (2) In Case of Death. If a Participant who was awarded an Option dies, and at the time of Participant's death he or she was entitled to exercise any such Option granted under this Plan, such Option may be exercised within twelve months after the death of the Participant (but not later than the end of the ten-year term of such Option) by his or her estate, or by a person who acquired the right to exercise such Option by bequest or inheritance. Such Option may be exercised only as to the number of Shares for which it could have been exercised at the date of death of the Participant or for such greater number of Shares subject to such Option as to which the Committee may authorize an acceleration of time under such Option.

            (3) Purchase of Options Following Death. Following the death of a Participant who at the time of his or her death was entitled to exercise any Option granted under this Plan, the Company may, at its election, upon the request of the holder of such Option (the estate or legal representative or heir of the deceased Participant, as the case may be), at any time prior to its exercise or termination, purchase such Option at an aggregate price equal to the excess of the Fair Market Value on the date of such request, over the Option Price, multiplied by the number of Shares as to which such Option was then subject to exercise.

      (d) Method of Exercise of Options. Each Option awarded under this Plan will be deemed exercised when the holder thereof will indicate the decision to do so in a writing delivered to the Company, and will at the same time tender to the Company payment for the Shares as to which such Option is exercised, and will comply with such other reasonable requirements as the Committee may

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establish pursuant to Section 3 of this Plan, but this provision does not preclude exercise of any such Option by any other proper legal method specifically approved by the Committee.

      Payment of the Option Price for Shares as to which any Option is exercised must be made (i) in cash, (ii) by delivery of Shares, (iii) by delivery of a promissory note payable to the Company, or (iv) any combination of the above, such that the sum of the amount of cash, the Fair Market Value of Shares, or the principal amount of the promissory note (or the combination thereof) equals the Option Price. A promissory note of the Participant must be in such form and include such terms and conditions as is specifically approved by the Committee. The Participant must pledge his or her beneficial interest in the Shares being purchased as additional security for payment of the promissory note. Election to pay the Option Price in any form other than all cash is subject to approval by the Committee.

      No person, estate or other entity will have any of the rights of a Shareholder with reference to Shares subject to an Option until a certificate or certificates for those Shares have been delivered.

      An Option granted under this Plan may be exercised as to any lesser number of Shares than the full amount for which it could be exercised. A partial exercise of an Option will not affect the right to exercise such Option from time to time in accordance with this Plan as to the remaining Shares subject to such Option.

SECTION 7. CHANGE IN CONTROL.

      Notwithstanding the provisions of Section 6, Options will become exercisable with respect to 100% of the Shares upon the occurrence of any Change in Control (as hereinafter defined) of the Company.

      For all purposes of the Plan, a "Change in Control" will have occurred if any of the following events occurs:

      (a) The Company is merged, consolidated or reorganized into or with another corporation or other legal person, and immediately after such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such transaction are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such transaction;

      (b) The Company sells all or substantially all of its assets to any other corporation or other legal person, and less than a majority of the combined voting power of the then-outstanding securities of such corporation or person immediately after such sale are held in the aggregate by the holders of Voting Stock of the Company immediately prior to such sale;

      (c) There is a report filed on Schedule 13D or Schedule 14D-1 (or any successor schedule, form or report), each as promulgated pursuant to the Exchange Act, disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14 (d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13(d)(3) or any successor rule or regulation promulgated under the Exchange Act) of securities representing 20% or more of the Voting Stock.

      (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a Change in Control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction; or

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      (e) If during any period of two consecutive years, individuals who at the beginning of any such period constitute the Directors of the Company cease for any reason to constitute at least a majority thereof, provided, however, that for purposes of this Section, each Director who is first elected, or first nominated for election by the Company's Stockholders, by a vote of at least two-thirds of the Directors of the Company or a committee thereof then still in office who were Directors of the Company at the beginning of any such period will be deemed to have been a Director of the Company at the beginning of such period.

      Notwithstanding the foregoing provisions of Section (c) or (d) hereof, unless otherwise determined in a specific case by majority vote of the Board, a "Change in Control" will not be deemed to have occurred for purposes of the Plan solely because (i) the Company, (ii) an entity in which the Company directly or indirectly beneficially owns 50% or more of the voting securities, or (iii) any employee stock ownership plan or any other employee benefit plan sponsored by the Company, either files or becomes obligated to file a report or a proxy statement under or in response to Schedule 13D, Schedule 14D-1, Form 8-K or
Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of Shares, whether in excess of 20% or otherwise, or because the Company reports that a Change in Control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership.

SECTION 8. ADJUSTMENT UPON CHANGE OF SHARES.

      In the event of a reorganization, merger, consolidation, reclassification, recapitalization, combination or exchange of stock, stock split, stock dividend, rights offering or other event affecting Shares of the Company (other than a sale of additional Shares by the Company), the number and class of Shares, subject to outstanding Options to be granted to Participants pursuant to this Plan and the price per share payable upon exercise of such Options will be equitably adjusted by the Committee to the extent applicable, as the Committee will deem appropriate to reflect such change, provided, however, that the number of Shares will always be a whole number, and the purchase price per Share of any outstanding Options will, in the case of an increase in the number of Shares, be proportionately increased.

SECTION 9. AMENDMENTS AND TERMINATION OF PLAN.

      The Board may, at any time, amend, alter or terminate the Plan, but no amendment, alteration, or termination will be made that would impair the rights of a Participant under an Option theretofore granted, without the Participant's consent.

      The Committee may amend the terms of any Option heretofore granted, prospectively or retroactively, but no such amendment may (i) impair the rights of any Participant without his or her consent, or (ii) reprice, replace, or regrant through cancellation an Option, or lower the exercise price of a previously granted Option without the approval of shareholders.

SECTION 10. GENERAL PROVISIONS.

      (a) No Option will be assignable or transferable by a Participant otherwise than by will or the laws of descent and distribution, and Options may be exercised during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the guardian or legal representative of the Participant.

      (b) The prospective recipient of any Option under the Plan will not, with respect to such Option, be deemed to have become a Participant, or to have any rights with respect to such Option, until and

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unless such recipient will have executed an Award letter, and otherwise complied with the then applicable terms and conditions.

      (c) All certificates for Shares delivered under the Plan pursuant to any Option will be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      (d) No Option will be exercisable, and no Shares will be delivered under this Plan except in compliance with all applicable Federal and state laws and regulations including, without limitation, compliance with applicable securities laws and withholding tax requirements, if any, and with the rules of all domestic stock exchanges on which the Company's Stock may be listed. Any stock certificates issued to evidence Shares as to which an Option is exercised may bear such legends and statements as the Committee will deem advisable to assure compliance with Federal and state laws and regulations. No Option will be exercisable and no Shares will be delivered under this Plan, until the Company has obtained such consent or approval from regulatory bodies, Federal or state, having jurisdiction over such matters as the Committee may deem advisable.

      (e) In the case of the exercise of an Option by a person or estate acquiring the right to exercise such Option by bequest or inheritance, the Committee may require reasonable evidence as to the ownership of such Option and may require such consents and releases of taxing authorities as the Committee may deem advisable.

      (f) The Company will be authorized to withhold from any payment under the Plan, whether such payment is in Shares or cash, all withholding taxes due in respect of such payment hereunder and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

      (g) Nothing contained in this Plan will prevent the Board from adopting other or additional compensation arrangements, subject to shareholders approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

      (h) Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor will the Plan confer upon any Participant any right to continued employment with the Company or any Subsidiary.

      (i) The Plan will be applied and construed in accordance with and governed by the laws of the State of Ohio.

[Includes Amendment approved at the December 18, 2002 Board Meeting.]

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